UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 4, 2025

Date of Report (Date of earliest event reported)

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400

Dallas, TX 75225

(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On September 4, 2025, Sunoco LP, a Delaware limited partnership (the “Partnership”), entered into a purchase agreement (the “Purchase Agreement”), by and among the Partnership, Sunoco GP LLC, the general partner of the Partnership, and RBC Capital Markets, LLC and Barclays Capital Inc., as representatives of the initial purchasers (the “Initial Purchasers”) named on Schedule A to the Purchase Agreement. The Purchase Agreement provides for the offer and sale (the “Preferred Offering”) by the Partnership, and the purchase by the Initial Purchasers, of an aggregate 1,500,000 of the Partnership’s 7.875% Series A Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Units (the “Series A Preferred Units”). The Partnership will receive gross proceeds of $1.5 billion from the sale of the Series A Preferred Units before deducting the Initial Purchasers’ discount of an aggregate $22.5 million and other estimated offering expenses.

The Series A Preferred Units were sold to the Initial Purchasers in reliance on the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act for resale to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A and in accordance with Regulation S under the Securities Act. The Preferred Offering is expected to settle on September 18, 2025, subject to the satisfaction of customary closing conditions.

The Series A Preferred Units are not convertible into or exchangeable for any other securities of the Partnership. Except as otherwise provided in the Third Amended and Restated Agreement of Limited Partnership that the Partnership expects to enter into in connection with closing of the Preferred Offering, or as otherwise required by applicable law, the holders of Series A Preferred Units shall have no voting rights.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP LLC,
its General Partner

Date: September 9, 2025

	By:	/s/ Rick Raymer
	Name:	Rick Raymer
	Title:	Vice President, Controller and Principal Accounting Officer

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